UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2011

CALIX, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-34674	68-0438710
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1035 N. McDowell Boulevard, Petaluma, California		94954
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (707) 766-3000

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of Calix, Inc. (the “Company”) was held on May 25, 2011. At the Meeting, the stockholders voted on the following four proposals and cast their votes as follows:

Proposal 1:	To elect two directors to hold office until the 2014 annual meeting of stockholders or until their successors are elected:

Nominee	For	Withheld	Broker Non-Votes
Michael Matthews	31,696,493	35,389	7,576,762
Thomas Pardun	31,239,363	492,519	7,576,762

Proposal 2:	To approve on a non-binding, advisory basis the compensation of the Company’s named executive officers pursuant to the compensation disclosure rules of the Securities and Exchange Commission (“Say-on-Pay”):

For	Against	Abstained	Not-Voted
31,599,070	122,812	10,000	13,534,841

Proposal 3:	To approve on a non-binding, advisory basis whether a Say-on-Pay vote should occur every one year, every two years or every three years:

One Year	Two Years	Three Years	Abstained	Not-Voted
31,245,104	4,103	472,973	9,702	13,534,841

Proposal 4:	To ratify the selection, by the audit committee of the Company’s Board of Directors, of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2011:

For	Against	Abstained	Not-Voted
39,170,036	48,058	90,550	5,958,079

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2011	CALIX, INC.

	By:	/s/ Michael Ashby
Michael Ashby